March 30, 2006

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:	TFLIC Separate Account C
File No. 811-09062, CIK 0000947506
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), TFLIC Separate Account C, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the following underlying management investment companies: AEGON/Transamerica Series Trust, Calvert Variable Series, Inc., Credit Suisse Trust, DFA Investment Dimensions Group, Inc., The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Variable Investment Fund, Federated Insurance Series, Gartmore Variable Investment Trust, Premier VIT, SteinRoe Variable Investment, T Rowe Price International Series, Inc., T Rowe Price Equity Series, Inc., Fidelity Variable Insurance Products Fund, Wanger Advisors Trust, and Wells Fargo Variable Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following annual reports were filed with the Commission via EDGAR on the dates indicated:

•	AEGON/Transamerica Series Trust (CIK: 778207) filed March 2, 2006

•	Calvert Variable Series, Inc. (CIK:708950) filed March 8, 2006

•	Credit Suisse Trust (CIK: 941568) filed March 8, 2006

•	DFA Investment Dimensions Group, Inc. (CIK: 355437) filed February 7, 2006

•	The Dreyfus Socially Responsible Growth Fund, Inc. (CIK: 890064) filed February 16, 2006

•	Dreyfus Variable Investment Fund (CIK: 813383) filed February 16, 2006

•	Federated Insurance Series (CIK: 912577) filed March 1, 2006

•	Gartmore Variable Investment Trust (CIK: 353905) filed March 13, 2006

•	Premier VIT (CIK: 923185) filed March 7, 2006

•	SteinRoe Variable Investment (CIK: 815425) filed March 9, 2006

•	T Rowe Price International Series, Inc. (CIK: 918292) filed February 24, 2006

•	T Rowe Price Equity Series, Inc. (CIK: 918294) filed February 24, 2006

•	Fidelity Variable Insurance Products Fund (CIK: 356494; 831016; 927384) filed February 28, 2006

Securities and Exchange Commission

March 30, 2006

•	Wanger Advisors Trust (CIK: 929521) filed March 7, 2006

•	Wells Fargo Variable Trust (CIK: 1081402) filed March 7, 2006

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith, Assistant Vice President
Transamerica Financial Life Insurance Company